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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 Date of report:
                                September 4, 2002
                       Date of earliest event reported:
                                 August 30, 2002

                        ARMSTRONG WORLD INDUSTRIES, INC.
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Pennsylvania                   1-2116               23-0366390
        -------------------------------------------------------------------
 (State of Organization)    (Commission File Number)     (I.R.S. Employer
                                                         Identification No.)


               2500 Columbia Avenue Lancaster, Pennsylvania 17603
               --------------------------------------------------
         (Address of Registrant's Principal Executive Office)(Zip Code)


                                 (717) 397-0611
                                 --------------
              (Registrant's telephone number, including area code)


                            ARMSTRONG HOLDINGS, INC.
                            ------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Pennsylvania                  333-32530                 23-3033414
        -----------------------------------------------------------------------
 (State of Organization)   (Commission File Number)          (I.R.S. Employer
                                                             Identification No.)


               2500 Columbia Avenue Lancaster, Pennsylvania 17603
         (Address of Registrant's Principal Executive Office)(Zip Code)

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                                 (717) 397-0611
                                 --------------
                 (Registrant's telephone number, including area code)


Item 5.      Other Events.

On August 30, 2002, Charles Engle, president and CEO of the Armstrong Cabinet Products business unit (ACP), announced his retirement, effective October 1, 2002. Engle is to be succeeded by David E. Gordon, vice president of Marketing for ACP.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ARMSTRONG WORLD INDUSTRIES, INC.

                                        By: /s/ Walter T. Gangl
                                            ----------------------
                                                Walter T. Gangl
                                              Assistant Secretary


                                        ARMSTRONG HOLDINGS, INC.

                                        By: /s/ Walter T. Gangl
                                            ----------------------
                                                Walter T. Gangl
                                Deputy General Counsel and Assistant Secretary


Date: September 4, 2002